EXHIBIT 10.93


     THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. CERTIFICATES REPRESENTING ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE SHALL BEAR A LEGEND TO SIMILAR EFFECT AS THE FOREGOING.

                          CONVERTIBLE PROMISSORY NOTE

US  $25,000.00                                               February  15,  2007

     FOR VALUE RECEIVED, DERMISONICS, INC., a Nevada corporation having an office at 2 Park Plaza, Suite 450, Irvine, California 92614, U.S.A. (the "Company"), hereby promises to pay to Victor Fein at3000 Bronx Park East, Bronx, New York 10467, or its duly registered assigns (each a "Holder"), on February
14, 2008 ("Maturity"), or earlier upon prepayment of this Note as provided herein, the principal sum of US $25,000.00, together with interest (computed on the basis of a 365-day year) on the unpaid principal balance at the rate of 10% per annum, payable on the first anniversary of the Note and at Maturity.

     The principal amount of this Note and all accrued interest thereon may be prepaid by the Company written notice to the Holder and without a prepayment penalty. Upon any prepayment of this Note, all accrued but unpaid interest on the principal amount shall be paid to the Holder on the date of prepayment. All payments hereunder shall be applied first to interest then to principal.

     All payments of principal and interest shall be made in lawful currency of the United States of America in immediately available funds before 11:00 a.m. California time on the due date thereof at the coordinates for the Holder on file with the Company, or in such other manner or at such other place as the Holder of this Note designates in writing.

     Subject to and in compliance with the provisions hereof, the Holder may, on an event of default, as described below, convert all or any portion of the outstanding principal balance of this Note as of such payment or prepayment date, and all or any portion of the interest accrued hereon to such date, into shares ("Conversion Shares") of


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the  common  stock,  $.001  par value, of the Company (the "Common Stock"), at a conversion price equal to the lesser of US $0.10 or 70% of the average of the three lowest closing bid prices per share of Common Stock during the 30 trading days immediately prior to any such conversion. The Holder hereof shall communicate its intention to convert all or any portion of the principal amount of this Note and all or any portion of interest accrued through such conversion date by surrendering this Note, with the Form of Notice of Election to Convert attached hereto duly completed and signed, to the Company at its address for notice set forth elsewhere herein.

     In the event of a conversion by the Holder of all or any portion of the outstanding principal balance of this Note and all or any portion of accrued interest thereon into shares of the Common Stock, the Company will issue and deliver to the Holder, as soon as practical after the Company's receipt of the Notice of Election a certificate evidencing the shares of Common Stock issuable upon any such conversion.

     If the Holder elects to convert less than the entire principal amount of this Note and interest accrued to the date of such conversion, the Company shall issue or cause to be issued and delivered to the Holder, at its expense, a new promissory note evidencing the outstanding amount of principal due hereunder after giving effect to the amount applied to the conversion, which such promissory note shall, except as to the principal amount thereof, be identical to this Note in all respects.

     The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Conversion Shares upon conversion of this Note as herein provided, the number of Conversion Shares which are then issuable and deliverable upon the conversion of the entire amount due under this Note, free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Company covenants that all Conversion Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     Except as provided elsewhere herein, if the Company shall fail to make a payment of principal or interest when due and such failure shall continue for 10 days after notice of such failure; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect; or if there shall have been


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filed  any  such petition or application, or any such proceeding shall have been commenced against the Company, which remains undismissed, unstayed or unbonded for a period of 30 days or more; or if the Company, by any act or omission shall indicate consent to, approve or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for all or any substantial part of its properties, or if the Company shall allow such custodianship, receivership, or trusteeship to continue undischarged, unstayed or unbonded for a period of 30 days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of 30 days after notice thereof by the Holder of this Note, then and in any such event, the outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall be and become immediately due and payable.

     Anything contained in this Note to the contrary notwithstanding, in the event this Note is placed in default as a result of the Company's inability to pay the amounts due hereunder when due, the Company shall have the right to cure such default during the 30-day period from its receipt of declaration of default.

     All notices and other communications provided for herein shall be sent by registered or certified mail, return receipt requested, or by personal delivery or via a nationally recognized overnight courier to the Holder or the Company, at their respective addresses as set forth herein, or to such other address as to which either party may advise the other by notice given in accordance with this provision. All such notices shall be deemed given upon the earlier of receipt or within five business days of mailing if receipt is refused.

     Upon notice to the Company as provided for hereinabove, the Holder shall have the right to assign this Note.

     Notwithstanding any other provision of this Note, interest under this Note shall not exceed the maximum rate permitted by law; and if any amount is paid under this Note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a prepayment on account of the principal amount of this Note.

     All payments under this Note shall be made without defense, set-off or counterclaim, free and clear of and without deduction for any taxes of any nature now or hereafter imposed.

     The undersigned agrees to pay on demand all expenses of collecting and enforcing this Note, including, without limitation, reasonable expenses and fees of legal


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counsel,  court  costs  and  the  cost  of  appellate  proceedings.

     The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto and shall in all respects be governed by, the laws of the State of Nevada. This Note shall be deemed a contract made under the laws of the State of Nevada to be fully performed therein, and the validity of this Note and all rights an liabilities hereunder shall be determined under the laws of said State without reference to the conflicts of laws provisions thereof. For purposes of any proceeding involving this Note or any of the obligations of the undersigned, the undersigned hereby submits to the non-exclusive jurisdiction of the courts of the State of Nevada and of the United States having jurisdiction in Clark County, State of Nevada, and agrees not to raise and waives any objection to or defense based upon the venue of any such court or based upon forum non conveniens. The undersigned agrees not to bring any action or other proceeding with respect to this Note or with respect to any of its obligations in any other court unless such courts of the State of Nevada and of the United States determine that they do not have jurisdiction in the matter.

     This Note may be amended only by a written instrument executed by the Company and the Holder.


     IN WITNESS WHEREOF, DERMISONICS, INC. has caused this Promissory Note to be executed in its corporate name by its President, thereunto duly authorized.

Dated:  February 15, 2007

                                        DERMISONICS,  INC.

                                        By: /s/ Bruce H. Haglund
                                            --------------------
                                            Bruce  H.  Haglund,
                                            Chairman


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                      Form of Notice of Election to Convert

     The undersigned Holder hereby elects to convert $________ of the amount due under that certain promissory note made by Dermisonics, Inc. in the principal amount of US $25,000.00 dated February 15, 2007 (the "Note") into _____________ shares of Common Stock at a conversion price of the the lesser of US $0.10 or 70% of the average of the three lowest closing bid prices per share of Common Stock during the 30 trading days immediately prior to the conversion.
Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Note.

     In connection with the conversion of the Note, the undersigned hereby represents, warrants and covenants to, and agrees with, the Company as follows:

     (a) The undersigned understands and acknowledges that the Conversion Shares have not been and will not be registered under the Securities Act and may not be offered or sold unless the Conversion Shares are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Act.

     (b) The Conversion Shares are being offered and sold by the Company pursuant to the terms of the Note and an exemption from the registration requirements of the Securities Act of 1933 (the "Act") afforded by Section 4(2) of the Act.

     (c) Unless registered under the Act, the Holder agrees that any offer, sale or transfer of the Conversion Shares or any interest therein shall be made in accordance with exemptions available under the Act.

     (d) The Conversion Share are "restricted securities" as that term is defined in Rule 144 promulgated under the Act and are subject to the restrictions on transfer imposed therein and pursuant to Rule 144. The Holder agrees and acknowledges that the Conversion Shares will bear a restrictive legend in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT OR AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO


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     THE  COMPANY  SUCH  REGISTRATION  IS  UNNECESSARY  IN  ORDER  FOR SUCH
     TRANSFER  TO  COMPLY  WITH  THE  ACT  OR  BLUE  SKY  LAWS.



Dated:           ,                      Name  of  Holder:
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                                        (Print)
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                                        By:
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                                        Name:
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                                        Title:
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